UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 3, 2025

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION	(COMMISSION	(I.R.S. EMPLOYER
OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)

3555 Farnam Street
Omaha, Nebraska	68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock	BRK.A	New York Stock Exchange
Class B Common Stock	BRK.B	New York Stock Exchange
1.125% Senior Notes due 2027	BRK27	New York Stock Exchange
2.150% Senior Notes due 2028	BRK28	New York Stock Exchange
1.500% Senior Notes due 2030	BRK30	New York Stock Exchange
2.000% Senior Notes due 2034	BRK34	New York Stock Exchange
1.625% Senior Notes due 2035	BRK35	New York Stock Exchange
2.375% Senior Notes due 2039	BRK39	New York Stock Exchange
0.500% Senior Notes due 2041	BRK41	New York Stock Exchange
2.625% Senior Notes due 2059	BRK59	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).       Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

b) On May 3, 2025, Mr. Warren Buffett, Berkshire’s Chairman and CEO, announced that he was going to recommend to Berkshire’s Board of Directors at its meeting to be held on May 4, 2025 that Mr. Greg Abel, Berkshire’s Vice Chairman – Non-Insurance Operations, be appointed Berkshire’s Chief Executive Officer to become effective on January 1, 2026.

c) On May 4, 2025, Berkshire’s Board of Directors voted unanimously to appoint Mr. Abel to become Berkshire’s President and CEO effective on January 1, 2026. Mr. Abel, age 62, has been a director of the Corporation and the Corporation’s Vice Chairman – Non-Insurance Operations since 2018. Between 2008 and 2018, Mr. Abel served as the Chief Executive Officer of Berkshire Hathaway Energy Company (“BHE”), a wholly owned Berkshire subsidiary. Mr. Abel has served as BHE’s Chairman since 2011. Mr. Abel served as a director of The Kraft Heinz Company until May 2024. He was a director of AEGIS Insurance Services Inc., a provider of property and liability insurance for the energy industry, from 2016 – 2023.

There is no family relationship between Mr. Abel and any of Berkshire’s directors or executive officers. Since June 2022, there have been no transactions between Mr. Abel and Berkshire in which the amount involved exceeded $120,000 and in which Mr. Abel had a material interest.

On May 5, 2025, Berkshire Hathaway issued a press release regarding Mr. Buffett’s announcement on May 3, 2025; the unanimous vote of the Board of Directors to appoint Mr. Abel as President and CEO to be effective on January 1, 2026; and that Mr. Buffett will remain as Chairman of the Board of Directors. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press release issued by Berkshire Hathaway Inc. dated May 5, 2025

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 8, 2025	BERKSHIRE HATHAWAY INC.
/s/ Marc D. Hamburg
By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer